                                                                  EXHIBIT 10.63



                               REAL ESTATE LEASE


                          AV MEDICAL ASSOCIATES, LLC,
                     A CALIFORNIA LIMITED LIABILITY COMPANY

                                    LANDLORD


                      HOAG MEMORIAL HOSPITAL PRESBYTERIAN,
                      A CALIFORNIA NON-PROFIT CORPORATION

                                     TENANT

                               TABLE OF CONTENTS
                                                            PAGE

                                   ARTICLE I

                                  BASIC TERMS


Section 1.1        Date of Lease...............................1
Section 1.2        Landlord....................................1
Section 1.3        Tenant......................................1
Section 1.4        Property....................................1
Section 1.5        Lease Term..................................1
Section 1.6        Permitted Uses..............................2
Section 1.7        Tenant's Guarantor..........................2
Section 1.8        Broker......................................2
Section 1.9        Security Deposit............................3
Section 1.10       Rent and Other Charges Payable by Tenant....3

                                  ARTICLE III

                                   LEASE TERM

Section 2.1.       Lease of Property for Lease Term............3
Section 2.2.       Holding Over................................4

                                   ARTICLE IV

                                   BASE RENT

Section 3.1        Time and Manner of Payment..................4
Section 3.2        Termination; Advance Payments...............4
Section 3.3        Partial Month...............................4

                                   ARTICLE V

                        OTHER CHARGES PAYABLE BY TENANT


Section 4.1        Additional Rent.............................5
Section 4.2        Property Taxes..............................5
Section 4.3        Insurance...................................7
Section 4.4        Waiver of Subrogation.......................8
Section 4.5        Utilities...................................9
Section 4.6        Common Area Maintenance Costs...............9
Section 4.7        Late Charges................................9
Section 4.8        Interest on Past Due Obligations............9

                                   ARTICLE V

                                USE OF PROPERTY

Section 5.1        Permitted Uses.............................10
Section 5.2        Manner of Use..............................10
Section 5.3        Signs and Auctions.........................10

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                           Page

Section 5.4        Indemnity..................................10
Section 5.5        Landlord's Access..........................11
Section 5.6        Quiet Possession...........................11

                                   ARTICLE VI

          CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1        Existing Condition.........................11
Section 6.2        Exemption of Landlord from Liability.......11
Section 6.3        Landlord's Obligations.....................12
Section 6.4        Tenant's Obligations.......................12
Section 6.5        Alterations, Additions, and Improvements...12
Section 6.6        Hazardous Materials/Geological Reports.....13

                                  ARTICLE VII

                             DAMAGE OR DESTRUCTION


Section 7.1        Damage to Property.........................14
Section 7.2        Temporary Reduction of Rent................14
Section 7.3        Waiver.....................................15

                                  ARTICLE VIII

                                  CONDEMNATION

                                   ARTICLE IX

                           ASSIGNMENT AND SUBLETTING

Section 9.1        Landlord's Consent Required................16
Section 9.2        Transfers to Affiliates; Permitted
                   Subleases..................................16
Section 9.3        No Release of Tenant.......................16
Section 9.4        Landlord's Consent.........................16
Section 9.5        No Merger..................................17

                                   ARTICLE X

                              LEASEHOLD FINANCING

                                   ARTICLE XI

                               DEFAULTS; REMEDIES

Section 11.1       Covenants and Conditions...................19
Section 11.2       Defaults...................................19
Section 11.3       Remedies...................................20

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                           Page


Section 11.4       Termination................................21
Section 11.5       Cumulative Remedies........................22

                                  ARTICLE XII

                               LANDLORD'S DEFAULT

Section 12.1       Tenant's Remedy............................22
Section 12.2       Limitation on Landlord's Liability.........22

                                  ARTICLE XIII

                             PROTECTION OF LENDERS

Section 13.1       Subordination..............................22
Section 13.2       Attornment.................................23
Section 13.3       Signing of Documents.......................23
Section 13.4       Estoppel Certificates......................23
Section 13.5       Tenant's Financial Condition...............24

                                  ARTICLE XIV

                                  LEGAL COSTS

Section 14.1       Legal Proceedings..........................24
Section 14.2       Landlord's Consent.........................25

                                   ARTICLE XV

                               OPTION TO PURCHASE

                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

Section 16.1       Landlord...................................25
Section 16.2       Severability...............................26
Section 16.3       Interpretation.............................26
Section 16.4       Incorporation of Prior Agreements;
                   Modifications..............................26
Section 16.5       Notices....................................26
Section 16.6       Waivers....................................27
Section 16.7       No Recordation.............................27
Section 16.8       Binding Effect; Choice of Law..............27
Section 16.9       Corporate Authority; Partnership
                   Authority..................................28
Section 16.10      Force Majeure..............................28
Section 16.11      Execution of Lease.........................28
Section 16.12      Survival...................................28
Section 16.13      Arbitration................................28

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                           Page

                                 ARTICLE XVII

                    DESIGN AND CONSTRUCTION OF IMPROVEMENTS


Section 17.1       Design.....................................29
Section 17.2       Construction...............................30
Section 17.3       Tenant Improvement Allowance...............32
Section 17.4       Construction Standards; Compliance with
                   Laws.......................................33

                                 ARTICLE XVIII

                     COVENANTS, CONDITIONS AND RESTRICTIONS

                                  ARTICLE XIX

                               RADIUS RESTRICTION

                                   ARTICLE XX

                              RIGHT OF FIRST OFFER

                                  ARTICLE XXI

                      MISCELLANEOUS ADDITIONAL PROVISIONS

              Section 21.1  Waiver of Landlord's Lien.........35
              Section 21.2  Approval..........................35
              Section 21.3  Energy............................35

EXHIBIT A      LEGAL DESCRIPTION.............................A-1

EXHIBIT B      PROJECT TO BE CONSTRUCTED.....................B-1

EXHIBIT C      IRREVOCABLE STANDBY LETTER OF CREDIT..........C-1

EXHIBIT D      PURCHASE AGREEMENT............................D-1

EXHIBIT E      MEMORANDUM OF LEASE...........................E-1

EXHIBIT F      PRELIMINARY TITLE REPORT......................F-1

                               REAL ESTATE LEASE

                           (SINGLE TENANT FACILITY)


                                   ARTICLE I
                                   ---------

                                  BASIC TERMS.

       SECTION 1.1. DATE OF LEASE.
       ------------

       October 22, 1997.

       SECTION 1.2. LANDLORD.
       ------------

       AV MEDICAL ASSOCIATES, LLC, a California limited liability company Address of Landlord: 1332 Park View Avenue, Suite 101, Manhattan Beach, CA 90266
                            Attn:  John Zahoudanis

       SECTION 1.3. TENANT.
       ------------

       HOAG MEMORIAL HOSPITAL PRESBYTERIAN, a California non-profit corporation Address of Tenant: 301 Newport Boulevard, P.O. Box 6100, Newport Beach,
                           CA 92658-6100, Attn: Peter M. Foulke, Executive Vice President

       SECTION 1.4. PROPERTY.
       ------------

       That certain parcel of real property located in Aliso Viejo, County of Orange, State of California as depicted on EXHIBIT "A" attached hereto and
                                           -----------
incorporated herein by reference ("Land"). In accordance with the terms of this Lease, Landlord shall construct upon the Land a three (3) story shell office building containing approximately 33,000 square feet of floor area ("Building") as depicted and described in those certain plans and specifications prepared by Architects Orange described on EXHIBIT "B" (the "Plans"), together with
                               -----------
amenities including, but not limited to, utilities, grading, paving, access rights, exterior lighting and landscaping (collectively, "Improvements"). The exact configuration and dimensions of the Building shall be as set forth in the final Plans as described in Article XVII. The Land and the Improvements (including the Building) may be collectively referred to herein as the "Property."

       SECTION 1.5. LEASE TERM.
       ------------

       The term ("Term") of this Lease shall be ten (10) years (subject to early termination due to Tenant's exercise of its option to purchase the Property as set forth in Article XV and as elsewhere expressly set forth in this Lease), commencing on the date ("Commencement Date") that is four (4) months after the date that Landlord delivers possession of the shell Building to be constructed by Landlord pursuant to the terms of this Lease to Tenant Substantially Completed (as hereinafter defined) in accordance with the Plans, subject to extension for force majeure delays and any delays caused by

Landlord's failure to respond to a request for approval of any tenant improvement work within five (5) business days of submittal by Tenant of a request for approval.

     For purposes of this Lease, the shell Building shall be deemed substantially completed in accordance with the Plans only upon the occurrence of all of the following ("Substantial Completion"): (a) all of Landlord's Work (as defined in Article XVII) has been fully completed by Landlord in accordance with the terms of this Lease except for normal so-called "punchlist" or "pick-up list" items which do not unreasonably interfere with the Tenant Improvement Work (as defined in Article XVII); (b) Landlord has obtained and provided Tenant with copies of such governmental authorizations, permits or approvals related to Landlord's Work as may be required to permit Tenant's contractors, consultants and permittees to commence and complete the Tenant Improvement Work and upon its completion in accordance with the terms of this Lease to obtain a permanent certificate of occupancy for the Property; (c) all primary sewer, water, electrical and other utility services have been connected and are supplied to the Building as required by the Plans; (d) the Building and all outside areas of the Property are in a clean and safe condition for the use by Tenant's contractors, consultants and permittees and Landlord has provided access and tendered possession of the Property to Tenant; (e) Landlord's architect and general contractor have delivered their certificate to Tenant certifying that Landlord's Work has been completed in accordance with the Final Plans; (f) Landlord has provided Tenant with all non-disturbance agreements in accordance with the provisions of this Lease to the extent that the Lease is subordinate to the interest of any lender, ground lessor or other encumbrancer; and (g) Landlord provides Tenant with a complete set of "as-built" plans for the Property not later than ninety (90) days following turnover of the Building to Tenant. Landlord shall diligently complete as soon as reasonably possible, and in no event more than sixty (60) days after the date of Substantial Completion as described above, all remaining normal "punch-list" or "pick-up" items relating to Landlord's Work. If Landlord fails or refuses to complete "punch - list" or "pick-up" items relating to Landlord's Work within sixty (60) days after Substantial COmpletion, Tenant shall have the right, without prejudice to any other right or remedy and upon written notice to Landlord, to expend such Reasonable sums as may be necessary to cure Landlord's failure to perform, and to deduct such sums, together with an amount equal to 10% per annum thereon, from the Rent due for the months next following the months in which the sums were paid by Tenant. Whenever in the Lease reference is made to Landlord's delivery of possession of the shell Building to Tenant, such reference shall mean that all of the Substantial Completion conditions set forth above have occurred.


       SECTION 1.6. PERMITTED USES.
       ------------

       Operation of a medical office building and related services.

       SECTION 1.7. TENANT'S GUARANTOR.
       ------------

       None.

       SECTION 1.8. BROKER.
       ------------

       Grubb & Ellis, which represents Landlord, and The Seeley Company, which represents Tenant. Landlord shall be responsible for any and all brokerage commissions due to these two brokers in connection with this transaction pursuant to a separate agreement.

     SECTION 1.9.   SECURITY DEPOSIT.
     ------------

     Concurrently with the execution of this Lease, Tenant shall provide Landlord with an irrevocable letter of credit in a form and issued by a bank reasonably acceptable to Landlord in the amount of $250,000.00 ("Letter of Credit") substantially in the form as shown in EXHIBIT "C" or cash to Landlord
                                               -----------
in such amount, at Tenant's election, as security for the performance of Tenant's obligations under this Lease. Landlord shall be entitled to draw on the Letter of Credit following a default by Tenant in its obligations hereunder and the delivery of notice and expiration of the applicable cure period, in the amount necessary to cure such default. So long as Tenant is not then in default, Landlord shall return the Letter of Credit or the cash deposit, as applicable, to Tenant promptly following the first payment of rent under the Lease by Tenant.

       SECTION 1.10.  RENT AND OTHER CHARGES PAYABLE BY TENANT.
       -------------

              (a)  Base Rent.
              ---  ---------

     Monthly Base Rent shall be payable in the amount of Sixty-Two Thousand Seven Hundred Dollars ($62,700.00). In the event Tenant does not properly exercise its option to purchase the Property as set forth in Article XV, the monthly Base Rent shall increase to Eighty Thousand Dollars ($80,000.00) per month in year five (5) of the Lease. Thereafter, the Base Rent shall increase at the rate of five percent (5%) per Lease year on the anniversary date of the Commencement Date on a cumulative and compounded basis. In the event (i) Tenant properly exercises its option to purchase the Property, and the escrow for the sale of the Property to Tenant does not close due to a breach by Seller in its obligations under the Purchase Agreement attached hereto as EXHIBIT "D" or (ii)
                                                            -----------
Tenant is legally prevented from exercising or enforcing the option due to a bankruptcy proceeding, assignment for benefit of creditors or similar debtor relief action by or against Landlord, then, without limitation on any of Tenant's other rights or remedies, the Base Rent shall not increase above the initial monthly amount of $62,700.00 until thirty (30) days after such time as Landlord cures its default; upon such cure, the escrow shall close promptly and Tenant shall complete its purchase of the Property. In addition, upon the occurrence of the events specified in subparagraphs (i) or (ii) above, the Lease Term shall, at Tenant's option, exercisable on or before one hundred eighty
(180) days prior to the expiration of the Lease Term, be extended for a period of five (5) years at such Base Rent of $62,700.00.

              (b)  Additional Rent:  (i) Real Property Taxes (See Section 4.2);
              ---  ---------------
(ii) Insurance Premiums (See Section 4.3); (iii) Utilities (see Section 4.5);
(iv) Common Area Maintenance Costs (see Section 4.6) and (v) Maintenance, Repairs and Alterations (See Article VI).

                                   ARTICLE II
                                   ----------

                                   LEASE TERM

       SECTION 2.1. LEASE OF PROPERTY FOR LEASE TERM.
       ------------

     Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section
1.5 above and shall begin and end on the dates specified in Section 1.5 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section

1.5 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

       SECTION 2.2. HOLDING OVER.
       ------------

     Tenant shall vacate the Property upon the expiration or earlier termination of this Lease in a neat and clean condition. Tenant shall reimburse Landlord for, and indemnify Landlord against, all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy.

                                  ARTICLE III
                                  -----------

                                   BASE RENT

       SECTION 3.1. TIME AND MANNER OF PAYMENT.
       ------------

     Base Rent shall be due and payable on the first day of each month commencing on the Commencement Date. Base Rent shall be paid in advance without offset, deduction or prior demand except as expressly provided herein, and shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

       SECTION 3.2. TERMINATION; ADVANCE PAYMENTS..
       ------------

     Upon termination of this Lease under Article VIII (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

       SECTION 3.3. PARTIAL MONTH.
       ------------

     Should the Commencement Date be a day of the month other than the first day of such month, then the Base Rent for the first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month and at an amount equal to one/three hundred and sixtieth (1/360/th/) of the annual Base Rent for each such day. Base Rent for such partial month shall be due and payable upon the Commencement Date. Base Rent shall likewise be prorated for the fractional month at the end of the Lease Term.

                                   ARTICLE IV
                                   ----------


                        OTHER CHARGES PAYABLE BY TENANT

       SECTION 4.1. ADDITIONAL RENT.
       ------------

     All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent. Landlord shall be responsible for, and shall pay, all Additional Rent attributable to periods prior to the Commencement Date.

       SECTION 4.2. PROPERTY TAXES.
       ------------

              (a)  Real Property Taxes.  Tenant shall pay all real property
              ---  -------------------
taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Such payment shall be made prior to the penalty imposition date of the taxes. Concurrently with the payment, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant upon demand for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term, or for which Tenant is not liable pursuant to Section 4.2(e) below, or, at Tenant's election, Landlord shall pay such taxes directly to the taxing authority concurrently with Tenant's payment covered by the same tax bill. If Tenant fails to pay the real property taxes when due, Landlord may, after ten
(10) days notice to Tenant, pay the taxes, and Tenant shall reimburse Landlord for the amount of such tax payment, including interest and penalties, as Additional Rent plus interest at the annual rate of ten percent (10%).

          Landlord and Tenant shall each promptly provide the other with a copy of any real property tax bill received by such party. Tenant shall have the right, at any time, to seek a reduction in the assessed valuation of all or any part of the Property or to contest any real property tax or personal property tax to be imposed upon Tenant, provided that Tenant first pays such taxes, under protest if so desired by Tenant. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Property. In that case, Landlord shall join in any proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost or incur any liability. Tenant, on final determination of the proceeding or contest, shall promptly pay or discharge any unpaid real property taxes or personal property taxes determined by any decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment. If any contest of taxes with respect to the Property results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Landlord or Tenant with respect to the Property, Tenant shall be entitled to the full amount of such reimbursement that is attributable to taxes arising on or after the Commencement Date. Landlord hereby appoints Tenant as its agent for the purpose of obtaining information and other data from the county or city assessor with respect to the Property, and instituting and maintaining any proceeding or contest allowed under this Section.

              (b)  Definition of "Real Property Tax".  "Real property tax"
              ---  ---------------------------------
means: (i) any commercial rental tax (so long as it is not a tax on income), levy, charge, assessment including without limitation, all Mello Roos/Community Facilities and other assessment district assessments, penalty or tax imposed by any taxing authority against the Property; (ii) any tax or fee (including a business license fee or rental sales tax so long as it is not a tax on income) calculated on the Rent payable hereunder or any portion thereof; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) except as set forth in Section 4.2(e) below, any tax imposed upon this transaction based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes, gift taxes, capital stock taxes and other taxes applied or measured by Landlord's general or net income, and any interest, penalties or fines due to Landlord's failure to promptly pay real property taxes for which Tenant is not liable under this Lease, all of which shall be the responsibility of Landlord. If any third party under any recorded document affecting the Property attempts to create or increase any taxes or assessments, payment for which Tenant is solely or partially responsible under this Lease, Landlord covenants not to support (and to protest and vote against, as directed by Tenant) any such new taxes or assessment without Tenant's prior written consent.

              (c)  Joint Assessment.  If the Property is not separately
              ---  ----------------
assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Section 4.2(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. In the event of any dispute hereunder, such dispute shall be submitted to arbitration in accordance with Section 16.13 below.

              (d) Personal Property Taxes.  Tenant shall pay all taxes charged,
                  -----------------------
levied or assessed against trade fixtures, furnishings, equipment or any other personal property associated with the Property. Tenant shall try to have personal property taxed separately from the Property.

              (e)  Change in Ownership.  Following the acquisition of the Land
              ---  -------------------
by Landlord and the construction of the Improvements by Landlord, notwithstanding anything to the contrary contained in this Lease, if thereafter at any time (and from time to time) prior to the expiration of the forty-eighth
(48th) month of the Lease Term, any change in ownership (as defined under applicable statutes) of the Property or any part thereof or any interest therein is consummated and, as a result, all or part of the Property is reassessed ("Reassessment") for real property tax purposes by the appropriate governmental authority under the terms of Proposition 13 or any successor legislation, then Tenant shall not be liable for any increase in real property taxes attributable to the Reassessment; and for purposes of computing Tenant's real property taxes for the period commencing with the tax year in which the Reassessment is first reflected in the taxing authorities' notice of assessment, and continuing for all subsequent tax years prior to the expiration of the forty-eighth (48th) month of the Lease Term, the increase in real property taxes attributable to the Reassessment shall be paid by Landlord (or, if previously paid by Tenant, shall be reimbursed by Landlord to Tenant) and Tenant shall not be responsible for the payment thereof. Tenant's protection from real property tax increases resulting from a Reassessment shall terminate upon commencement of the forty-ninth (49th) month of the Lease Term.

       SECTION 4.3. INSURANCE.
       ------------

              (a) From and after the date of delivery of the Property from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, as applicable, in the amounts specified and in the form hereinafter required. Each policy shall be endorsed to provide that such coverage shall be primary, and that any coverage maintained by Landlord shall be excess insurance only, containing an endorsement deleting any employee exclusion on personal injury coverage, including employees as additional insureds, and providing for coverage of employer's automobile, non-ownership liability.

                 (i)  Public Liability and Property Damage.  Commercial general
                 ---  ------------------------------------
          liability and property damage insurance (including protective liability coverage on operations of independent contractors engaged in construction on behalf of Tenant and blanket contractual liability insurance) with limits of not less than Two Million Dollars ($2,000,000.00), insuring against any and all liability of the insured with respect to the Property or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property as set forth in Section 5.5. Tenant's liability insurance may be provided by a combination of primary, excess, and umbrella policies so long as the coverage required hereunder is not diminished.

                 (ii)  Plate Glass.  Tenant shall be responsible for the
                 ----  -----------
          maintenance of the plate glass on the Property, but shall have the option to insure the risk or to self-insure.

                 (iii)  Air Conditioning Equipment, Boiler and Machinery
                 -----  ------------------------------------------------
          Insurance.  Insurance on all air conditioning equipment, boilers, and
          ---------
          other pressure vessels and systems whether fired or unfired serving the Property; and if such objects and the damage that may be caused by them or result from them are not covered by Tenant's extended coverage insurance, then such insurance shall be in an amount not less than One Million Dollars ($1,000,000.00).

                 (iv)  Building and Tenant Improvements.  A policy or policies
                 ----  --------------------------------
          of All Risk property insurance covering the entire Property (but Tenant shall not be required to carry earthquake, flood and subsidence coverage) including, but not limited to, all improvements constructed thereon by Landlord and Tenant or their predecessors (and, at Tenant's option, Tenant's trade fixtures, merchandise and personal property), with vandalism and malicious mischief endorsements to the extent of one hundred percent (100%) of the full replacement cost thereof. The policy or policies set forth herein shall include sprinkler leakage and contingent liability from operation of building laws endorsements.

                 (v)  Workers' Compensation.  Workers' compensation as required
                 ---  ---------------------
          by law.

                 (vi)  Course of Construction.  During the period of any
                 ----  ----------------------
          construction of improvements to the Property by Tenant, Tenant shall carry or cause its general contractor to carry a policy or policies of Course of Construction or Builder's All Risk insurance.

                 (vii)  Rental Loss.  Rental loss insurance in favor of Landlord
                 -----  -----------
          for a period of not less than twelve (12) months.

                 (viii)  Earthquake/Flood Insurance.  Tenant may elect whether
                 ------  --------------------------
          or not to carry earthquake or flood insurance, provided however, that if Tenant elects not to carry earthquake or flood insurance, Tenant shall be responsible for the full repair and/or reconstruction of the Improvements due to earthquake or flooding.

          (b) Policy Form.  All policies of insurance provided for herein shall
          --- -----------
be issued by insurance companies, with general policy holder ratings of not less than A+ and a financial rating of X or better as rated in the most current available "Best's Insurance Reports" and qualified to do business in the State of California. Landlord shall be designated as an additional insured on all such policies of insurance to be maintained hereunder except the worker's compensation policy referred to above. Executed copies of such policies of insurance (or, at Tenant's election, certificates evidencing same) shall be delivered to Landlord within ten (10) days after delivery of possession of the Property to Tenant, and thereafter prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord and Tenant, although named as an additional insured, shall nevertheless be entitled to recover under such policies for any loss occasioned to either of them or their servants, agents and employees by reason of the negligence of the other. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord thirty (30) days' notice in writing in advance of any cancellation or lapse, or the effective date of any reduction in the amounts of insurance.

              (c) Notwithstanding anything to the contrary contained within this Section 4.3, Tenant's obligations to carry the insurance provided for herein may be satisfied through a so-called blanket policy or policies of insurance carried and maintained by Tenant, provided, however, that (i) Landlord shall be named as an additional insured thereunder as its interest may appear,
(ii) the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and (iii) the requirements set forth herein are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Property for which policies or copies thereof are not required to be delivered to Landlord.

       SECTION 4.4. WAIVER OF SUBROGATION.
       ------------

     Each party hereto ("Releasing Party") hereby releases the other ("Released Party") from any liability which the Released Party would, but for this Section, have had to the Releasing Party arising out of or in connection with any accident or occurrence or casualty (1) which is or would be covered by a standard fire and extended coverage policy (with vandalism and malicious mischief endorsement attached) or by a sprinkler leakage or water damage policy in the state in which the Property is located regardless of whether or not such coverage is being carried by the Releasing Party, and (2) to the extent of recovery under any other casualty or property damage insurance being carried by the Releasing Party at the time of such accident or occurrence or casualty, which accident or occurrence or casualty may have resulted in whole or in part from any act or neglect of the Released Party, its officers, agents or employees; provided however, the release hereinabove set forth shall become inoperative, null and void if the Releasing Party contracts for the insurance required to be carried under the terms of this Lease with an insurance company which (a) takes the position that the existence of such release vitiates or would adversely affect any policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Release Party, or (b) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the Released Party, within ten (10) days after notice thereof from the Releasing Party, pays such increase in premium. In the event the release of one party becomes null and void due to such circumstances, the release of the other shall also become null and void at the same time.

       SECTION 4.5.   UTILITIES.
       ------------

     Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property.

       SECTION 4.6.   COMMON AREA MAINTENANCE COSTS.
       ------------

     Tenant shall pay its proportionate share as required pursuant to that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Park Plaza at Aliso Viejo Town Center, recorded December 14, 1995, as Instrument No. 19956558554 in the Official Records of Orange County, California, as amended (the "Declaration") of all common area maintenance costs incurred in connection with the repair, maintenance and operation of the common areas of the shopping center in which the Property is located ("Shopping Center").

       SECTION 4.7. LATE CHARGES.
       ------------

     Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after receipt of notice from Landlord that such rent payment has not been paid, Tenant shall pay Landlord a late charge equal to three percent (3%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

       SECTION 4.8. INTEREST ON PAST DUE OBLIGATIONS.
       ------------

     Any amount owed by Tenant to Landlord which is not paid within ten (10) days after the date due shall bear interest at the rate of ten percent (10%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

                                   ARTICLE V
                                   ---------

                                USE OF PROPERTY

       SECTION 5.1. PERMITTED USES.
       ------------

     Tenant may use the Property only for the Permitted Uses set forth in
Section 1.6 above.

       SECTION 5.2. MANNER OF USE.
       ------------

     Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which constitutes a legal nuisance or waste. Tenant shall obtain and pay for all permits required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described and to postpone compliance with the same pending such contest provided (i) Landlord is not subjected to liability, damages, fines, penalties, expenses or other costs, and (ii) Tenant provides Landlord with reasonable security pending the outcome of the contest.

       SECTION 5.3. SIGNS AND AUCTIONS.
       ------------

     Tenant shall not conduct or permit any auctions or sheriff's sales at the Property. Tenant shall have the sole signage rights on the Building and, except as provided in any CC&R's which shall be recorded against the Property as of the date hereof or are described on EXHIBIT F hereto, the Property, and whatever
                                ---------
monument signage rights are available to the owner of the Property, subject only to applicable laws, ordinances and restrictions, the approved sign criteria for the shopping center of which the Building is a part (the "Shopping Center"), and Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

       SECTION 5.4. INDEMNITY.
       ------------

              (a) Tenant shall indemnify and defend Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in, on or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease; or (d) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

              (b) Notwithstanding anything contained herein to the contrary, from and after the date of execution of this Lease, Landlord agrees to indemnify and hold harmless Tenant from and against all claims or proceedings brought thereon, and the defense thereof arising or caused in any way by any act, omission or negligence of Landlord or Landlord's employees, contractors or agents arising from the use of any portion of the Property, any breach or default of Landlord's obligations under this

Lease, and any violation of applicable law by Landlord with respect to the Property from and after the date that possession of the Property is delivered to Tenant and until the end of the Term. Landlord shall defend Tenant against any such cost, claim, or liability at Landlord's expense with counsel reasonably acceptable to Tenant or, at Tenant's election, Landlord shall reimburse Tenant for any reasonable legal fees or costs incurred by Tenant in connection with any such claim.

       SECTION 5.5. LANDLORD'S ACCESS.
       ------------

     Subject to Tenant's reasonable security requirements, Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or mortgagees; to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord reasonably deems necessary. Landlord shall give Tenant at least seventy-two (72) hours prior notice of such entry, except in the case of an emergency.

     Landlord shall exercise its rights reserved hereunder in such manner as will attempt to minimize any interference to the Property or the business conducted therein. Landlord's access to special security areas within the Property shall only occur in the company of an authorized representative of Tenant, except in the event of an emergency.

       SECTION 5.6. QUIET POSSESSION.
       ------------

     If Tenant pays the rent and complies with all other terms of this Lease and all declarations and covenants, conditions and restrictions applicable to the Property (collectively "Restrictions"), Tenant may occupy and enjoy the entire Property to the exclusion of all others, except with respect to the common areas located on the Property, for the full Lease Term, subject to the provisions of this Lease and the Restrictions.

                                   ARTICLE VI
                                   ----------

          CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

       SECTION 6.1. EXISTING CONDITION.
       ------------

     Following delivery of the shell Building by Landlord to Tenant, Tenant shall perform the Tenant Improvement Work on the terms set forth in Article
XVII. Provided Tenant does not interfere with Landlord's contractor, Tenant may commence such work prior to Substantial Completion of Landlord's Work.

       SECTION 6.2. EXEMPTION OF LANDLORD FROM LIABILITY.
       ------------

     From and after Substantial Completion of Landlord's Work, Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or any other causes; or (c) conditions arising in or about the Property or upon other portions of the Shopping Center, or from other sources or places.

This exculpation clause shall not apply to claims against Landlord or its agents, contractors or employees to the extent the injury, loss or damage was proximately caused by such party's gross negligence or willful misconduct.

       SECTION 6.3. LANDLORD'S OBLIGATIONS.
       ------------

     From and after Substantial Completion of Landlord's Work, and subject to the provisions of Article VII (Damage or Destruction) and Article VIII (Condemnation), Landlord shall not have the responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property, except as otherwise specifically provided in this Lease.

       SECTION 6.4.   TENANT'S OBLIGATIONS.
       ------------

     From and after Substantial Completion of Landlord's Work, and except as provided in Article VII (Damage or Destruction) and Article VIII (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, roof, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed, and repairs or replacement required by fire, earthquake or other code requirements). It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive and neat condition.

       SECTION 6.5. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.
       ------------

              (a) Tenant shall not make any material exterior or any structural alterations, additions, or improvements to the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall have the right to make any other alterations, additions and improvements without Landlord's consent, subject to the later provisions hereof. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Section 6.6(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a qualified, licensed contractor. Within ninety (90) days after completion of any such work, Tenant shall provide Landlord with "as built" plans. Tenant shall give Landlord at least fifteen (15) days notice prior to the commencement of any substantial improvements or alterations to the Property.

              (b) Tenant shall pay when due all claims for labor and material furnished to the Property during the Term of this Lease, except that Landlord shall pay when due all claims for labor and material furnished to the Property in connection with any work done by Landlord with respect to the Property, and Landlord shall keep the Property free and clear of all mechanics liens arising out of any work performed at the request of Landlord. Tenant shall keep the Property free and clear of all mechanics liens arising out of any work performed at the request of Tenant. Landlord and Tenant shall each have the right to contest any claim it disputes in good faith so long as it does so diligently and either pays the disputed amount albeit under protest, or bonds around the lien within sixty (60) days after the filing of the lien, so as to eliminate any risk of foreclosure of the mechanics lien.

              (c) If the nature of Tenant's alterations, additions or improvements at the Property require the Property to be modified to comply with seismic, ADA, or other similar requirements, Tenant shall be required to undertake such compliance, including the payment of all costs associated therewith.

       SECTION 6.6. HAZARDOUS MATERIALS/GEOLOGICAL REPORTS.
       ------------

     Landlord will provide Tenant for its review and approval, prior to October 22, 1997, which approval shall not be unreasonably withheld, all environmental and geological reports in Landlord's possession or control applicable to the Property. Landlord shall cause any and all Hazardous Material (as defined below) placed on the Property by Landlord, its contractor, agents or employees, or by any third parties other than Tenant, its contractors, agents, or employees on or before the date of delivery of possession of the shell Building to Tenant to be remediated to the extent required by law. Upon delivery of possession of the shell Building, Tenant shall be responsible for any and all Hazardous Material which may be released, used, stored or generated on the Property after such date, unless released, spilled or generated by Landlord, its contractors, agents or representatives.

     Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Property by Tenant, its agents, employees, contractors or invitees, except in compliance with all law, rules, statutes and ordinances regulating any such Hazardous Material so brought upon or used or kept in or about the Property. Tenant shall notify Landlord in writing in the event any Hazardous Material is brought onto the Property for which a governmental permit is required and Tenant shall furnish Landlord with a copy of all such permits. Landlord acknowledges that Tenant intends to use certain Hazardous Materials in connection with the operation of the medical office building on the Property. Tenant shall, prior to the use of Hazardous Materials for which a governmental permit is required, present to Landlord copies of Tenant's disposal plan with respect to such Hazardous Materials. If Tenant breaches the obligations stated in this Article, or if the presence of Hazardous Material on or about the Property caused or permitted by Tenant results in contamination of the Property, or if contamination of the Property or surrounding area by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions, or any cleanup, remediation, removal or restoration work, required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Property that was present prior to Substantial Completion. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Property caused or permitted by Tenant results in any contamination of the Property or surrounding area, or causes the Property or surrounding area to be in violation of any law, rules, statues or ordinances, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property and surrounding area to the condition existing prior to the introduction of any such Hazardous Material or otherwise to the satisfaction of the applicable governmental authorities; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Property or surrounding area.

     Landlord shall cause any and all Hazardous Material placed on the Property by Landlord, its contractors, agents or employees, or by any third parties other than Tenant, its contractors, agents or employees, on or before the date of delivery of the shell Building to Tenant, to be remediated to the extent required by law. Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise as a result of a breach of this covenant. This indemnification of Tenant by Landlord includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remediation, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Property that was present prior to Substantial Completion.

     As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste," or "restricted hazardous waste" under Sections 25115, 25117, or 25122.7, or is listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control law), (ii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 2528 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
(v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Sec. 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Sec 6901 et seq. (42 U.S.C. Sec 6903), or (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq. (42 U.S.C. Sec.
6901).

                                  ARTICLE VII
                                  -----------

                             DAMAGE OR DESTRUCTION

       SECTION 7.1. DAMAGE TO PROPERTY.
       ------------

          Following Substantial Completion, Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. This Lease shall remain in effect and Tenant shall repair the damage as soon as reasonably possible. Tenant shall pay the cost of such repairs and Landlord shall deliver to Tenant on a periodic basis, consistent with normal construction loan disbursement procedures, the insurance proceeds, if any, received by Landlord for the damage to be repaired by Tenant.

       SECTION 7.2. TEMPORARY REDUCTION OF RENT.
       ------------

     If the Property is destroyed or damaged and Tenant repairs or restores the Property pursuant to the provisions of this Article VII, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the rent reduction during the initial twelve (12) months following the casualty shall not exceed the amount of insurance proceeds payable to Landlord by the insurance maintained by Tenant to replace the loss of Base Rent, insurance proceeds and real estate taxes. Except for such possible reduction in rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property unless caused by Landlord's gross negligence or willful misconduct. Alternatively, Tenant may self insure for rental loss coverage, in which event, Tenant shall not be entitled to any abatement of rent.

       SECTION 7.3. WAIVER.
       ------------

     Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.1 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

                                  ARTICLE VIII
                                  ------------

                                  CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Building, or if more than twenty percent (20%) of the parking spaces in the immediate vicinity of the Property, is taken, Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to Landlord within ten (10) days after receipt of written notice of such taking, or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession. If Tenant does not terminate this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Building or diminution in use resulting from the loss of parking. Any condemnation award or payment following a termination shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to tenant's trade fixtures or removable personal property; (c) third, to Landlord and Tenant prorata based upon their relative contributions to the unamortized cost of the leasehold improvements; and (d) fourth, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Tenant shall repair any damage to the Property caused by the Condemnation and Tenant shall be entitled to the entire portion of the condemnation award to repair such damage. The balance of the condemnation award shall be apportioned between Landlord and Tenant as set forth above (but the purchase price shall be reduced by the amount of any condemnation award received by Landlord). Notwithstanding the foregoing, Tenant shall be entitled to the entire Condemnation award in the event that Tenant duly exercises its option to purchase the Property as set forth in Article XV below, and Tenant may exercise its option early if necessary to effectuate such right to the entire award.

                                   ARTICLE IX
                                   ----------

                           ASSIGNMENT AND SUBLETTING

       SECTION 9.1. LANDLORD'S CONSENT REQUIRED.
       ------------

     No portion of the Property or of Tenant's interest in this Lease may be acquired by another person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, which shall not be unreasonably withheld as provided in Section
9.4 below. Except as otherwise provided below, any attempted transfer without Landlord's consent shall be void and shall constitute a breach of this Lease.

       SECTION 9.2. TRANSFERS TO AFFILIATES; PERMITTED SUBLEASES.
       ------------

     Notwithstanding anything contained herein to the contrary, Tenant may assign its interest in this Lease or sublet the Property, or any portion thereof, without Landlord's consent to (a) any entity which owns a controlling share of the capital stock of Tenant or an entity in which a controlling share of the capital stock is owned by Tenant, or (b) any entity resulting from the merger or consolidation with Tenant, or (c) any person or entity which acquires all or substantially all of the assets of Tenant. Tenant may also sublease the Property without Landlord's consent to medical or dental practitioners who meet Tenant's standard leasing requirements. Upon written notice to Landlord specifying the name and address of the assignee of such interest (the "Transferee"), Landlord shall henceforth give to such Transferee any notice required to be given to Tenant under this Lease. Landlord shall accept payment or performance by such Transferee of any obligation of Tenant as though paid or performed by Tenant. At least ten (10) days prior to any of the transactions set forth in this Section (except for subleases to medical or dental practitioners who meet Tenant's standard leasing requirements), Tenant shall give written notice to Landlord specifying the name and address of the Transferee, and setting forth the nature of the transaction which will result in the Transferee acting as the assignee under this Lease. In addition, Transferee shall execute an assignment agreement on a form approved by Landlord pursuant to which Transferee acknowledges and assumes all of the obligations of Tenant under this Lease, and Tenant acknowledges that it shall not be relieved of its primary liability for the performance of its obligations under this Lease.

       SECTION 9.3. NO RELEASE OF TENANT.
       ------------

     No transfer permitted by this Article IX, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article IX. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's Transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the Transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's Transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant of its liability under this Lease.

       SECTION 9.4. LANDLORD'S CONSENT.
       ------------

     Tenant's request for consent to any transfer described in Section 9.1 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, the proposed use and any other information Landlord reasonably deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property to the extent it conflicts with the uses permitted hereunder; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant in light of the nature of this transaction.

       SECTION 9.5. NO MERGER.
       ------------

          No merger shall result from Tenant's sublease of the Property under this Article IX, Tenant's surrender of this Lease, or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

                                   ARTICLE X
                                   ---------

                              LEASEHOLD FINANCING

              (a) Tenant shall have the right to subject its leasehold estate created by this Lease to (1) a mortgage or deed of trust as security for a loan from a bank, savings and loan association, trust company, insurance company, or other institutional lender, provided that all of the following conditions are satisfied:

                 (i) The mortgage or deed of trust, and all rights thereunder, shall be no greater than or extend beyond the rights of Tenant under this Lease, and the mortgage or deed of trust shall be subject to each and all of the covenants, conditions, restrictions and obligations stated in this Lease, and to all and each of the rights of Landlord in this Lease.

                 (ii) Tenant shall give Landlord at least ten (10) days prior written notice of any such mortgage or deed of trust, and shall accompany the notice with a true and correct copy of the proposed note, deed of trust and mortgage.

                 (iii) The leasehold mortgage documents shall provide that any proceeds from Tenant's property insurance shall be used first for repair or rebuilding of the Property as provided herein and otherwise to repay all or any part of the outstanding balance of the leasehold mortgage.

                 (iv) On the recording of the leasehold mortgage, Tenant shall, at Tenant's expense, cause to be recorded in the office of the County Recorder of Orange County, California, a written request executed and acknowledged by Landlord for a copy of all notices of default and all notices of sale under the mortgage or deed of trust as provided by the statutes of the State of California. Inclusion in the body of the recorded mortgage or the deed of trust of a request for notice having the effect described above shall constitute compliance with this provision.

              (b) Landlord agrees that, so long as any such leasehold mortgage or deed of trust shall remain unsatisfied of record or until written notice of satisfaction is given by the holder to Landlord, the following provisions shall apply:

                 (i) Landlord shall, upon serving upon Tenant any notice of default, or any other notice under the provisions of or with respect to this Lease, simultaneously serve a copy of such notice upon the holder of the leasehold mortgage at the address specified by such leasehold mortgagee, and no notice of such default or other notice shall be deemed to have been duly given unless and until a copy thereof has been so served upon any such leasehold mortgagee. The leasehold mortgagee shall thereupon have the same period of time as Tenant hereunder to remedy or cause to be remedied the defaults complained of. The remedy of any such default within the time above specified by the leasehold mortgagee shall have the same force and effect as if such default has been remedied by Tenant.

                 (ii) Anything herein contained to the contrary notwithstanding, while the leasehold mortgage remains unsatisfied of record, or until written notice of satisfaction is given by the holder to Landlord, (a) if a default by Tenant shall occur which, under any provisions of this Lease shall entitle Landlord to terminate this Lease, and if before the expiration of thirty (30) days from the date of service of notice of termination upon the leasehold mortgagee, the leasehold mortgagee shall have notified Landlord of its desire to nullify such notice and shall have paid Landlord all Rent and other payments herein provided for, and then in default, and shall have complied or shall commence the work of complying with all of the other requirements of this Lease, if any are then in default, and shall prosecute the same to completion with reasonable diligence, then in such event, Landlord shall not be entitled to terminate this Lease and any notice of termination theretofore given shall be void and of no effect, or (b) if this Lease shall be terminated at any time during the Term hereof by reason of a default by Tenant which is not capable of being cured by the leasehold mortgagee, the leasehold mortgagee shall have the right upon written notice to Landlord, which notice must be given, if at all, within ten (10) days after termination of this Lease, to enter into a new lease with Landlord upon all the same terms and conditions as contained in this Lease provided all monetary defaults have been cured.

                 (iii) In the event the leasehold mortgagee shall acquire Tenant's interest in this Lease as a result of a foreclosure under such leasehold mortgagee or through any transfer or assignment in lieu of foreclosure, the leasehold mortgagee shall have the right to assign this Lease to an assignee for use as set forth in Section 1.6 of this Lease with the prior written consent of Landlord, which consent shall not be withheld provided that all of the following conditions are satisfied: (a) such assignment shall be subject to all of the terms, covenants and conditions of this Lease and such assignee shall expressly assume for the benefit of Landlord the obligations of Tenant under this Lease by a document reasonably satisfactory to Landlord;
          (b) the proposed assignee has a tangible net worth as certified without qualification by a national accounting firm of recognized standing equal to or greater than the net worth of Tenant as of the date of this Lease; (c) the proposed assignee shall have successful experience in operating an establishment of the type operated by Tenant pursuant to this Lease. Upon such assignment, the leasehold mortgagee shall be relieved of any further liability under this Lease from and after the date the aforesaid assignee has assumed Tenant's obligations under this Lease.

                 (iv) Landlord agrees, within twenty (20) days after the request in writing by the leasehold mortgagee, to furnish the leasehold mortgagee with a written statement duly acknowledged, of the fact that there are no defaults hereunder by Tenant, if such is the case. If any defaults then do exist, Landlord agrees that, in such statement, it will specify the particular default or defaults which Landlord claims to exist. Such statement shall confirm the date to which rent and all other required charges have been paid.

                                   ARTICLE XI
                                   ----------

                               DEFAULTS; REMEDIES

       SECTION 11.1.  COVENANTS AND CONDITIONS.
       -------------

     Each party's performance of each of its obligations under this Lease is a condition as well as a covenant. Time is of the essence in the performance of all covenants and conditions.

       SECTION 11.2.  DEFAULTS.
       -------------

     Tenant shall be in material default under this Lease:

              (a) If Tenant fails to pay rent or any other charge, interest or fee when due and such payments are not made by Tenant to Landlord within ten
(10) days after receipt of written notice thereof of the failure by Landlord (provided, however, that the first two (2) times during the Lease Term that Tenant fails to pay rent or any other charge within ten (10) days after written notice thereof such that Tenant would otherwise be in default pursuant to the foregoing provisions of this Section 11.2(a), Tenant shall not be in default pursuant to this Section 11.2(a) unless Tenant fails to pay such rent or other charge within five (5) days after a second written notice of such failure);

              (b) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion (and provided, further, that the first two (2) times during the Lease Term that Tenant fails to perform any of its non-monetary obligations after written notice from Landlord such that Tenant would otherwise be in default pursuant to the foregoing provisions of this Section 11.2(b), Tenant shall not be in default pursuant to this Section 11.2(b) unless Tenant fails to perform such non-monetary obligations within fifteen (15) days after a second written notice from Landlord or, if more than fifteen (15) days are required to complete such performance, if Tenant commences such performance within the fifteen (15) day period and thereafter diligently pursues its completion). However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

              (c) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed or stayed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (c) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     SECTION 11.3.  REMEDIES.
     -------------

              (a) Landlord shall have the following remedies if Tenant commits a default as set forth above. These remedies are not exclusive; they are cumulative in addition to any other remedies now or later allowed by law. Such remedies may be exercised without further notice or demand of any kind to Tenant or any other persons and include:

                 (i) The right of Landlord to declare the term hereof ended and to re-enter the Property and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon thereunder, or

                 (ii) The right of Landlord without declaring this Lease ended to re-enter the Property and occupy the whole or any part thereof for and on account of Tenant and to collect said rent and any other rent that may thereafter become payable.

                 (iii) The right of Landlord, even though it may have re-entered the Property, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Property.

              (b) Should Landlord elect to terminate this Lease under the provisions of Section 11.3(a) above, Landlord may recover from Tenant as damages:

                 (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                 (ii) The worth at the time of award of the amount of the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                 (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                 (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, repairing the Property for re-letting to a new tenant, any repairs or alterations to the Property for such re-letting, leasing commissions, or any other costs necessary or appropriate to re-let the Property; plus

                 (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

              (c) As used in Sections 11.3(b)(i) and 11.3(b)(ii) above, the "worth at the time of award" is computed by allowing interest at the lesser of the rate of ten percent (10%) per annum or the maximum legal rate. As used in
Section 11.3(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

              (d) For all purposes of this Section 11.3, the term "rent" shall be deemed to be the rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease, including interest and late charges.

              (e) Should Landlord have re-entered the Property under the provisions of Subsection 11.3(a)(i) above, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay rent thereafter to accrue, or its liability for damages under any of the provisions hereof, by any such re-entry or by any action in unlawful detainer, or otherwise, to obtain possession of the Property, unless Landlord shall have notified Tenant in writing that is has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Property as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and place the same in storage at a public warehouse at the expense and risk of the owner or owners hereof. The acceptance by Landlord of less than all of the rent due under the terms of this Lease at any time shall not constitute a waiver by Landlord of its right to receive the remainder of the Rent or of its right to exercise any remedy specified in this Lease, including but not limited to the termination of this Lease.

       SECTION 11.4.  TERMINATION.
       -------------

     In the event Landlord exercises its right to terminate this Lease as provided in Section 11.3 hereof, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

       SECTION 11.5.  CUMULATIVE REMEDIES.
       -------------

     Landlord's or Tenant's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

                                  ARTICLE XII
                                  -----------

                               LANDLORD'S DEFAULT

       SECTION 12.1.  TENANT'S REMEDY.
       -------------

     In the event Landlord shall neglect or fail to perform or observe any of the covenants, provisions or conditions contained in this Lease on its part to be performed or observed within (i) ten (10) days after written notice of default regarding the disbursement of the Tenant Improvement Allowance (as defined and set forth in Section 17.3 below) , or (ii) thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after notice or in the case of an emergency a shorter notice need not be given) delivered to Landlord, then in that event, Tenant shall have the right to cure any such default. If Tenant at any time, by reason of Landlord's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be offset against Tenant's future obligations to pay Rent, or against the purchase price for the Property, as Tenant may elect, with interest at the lesser of the Bank of America prime rate plus two percent (2%), or the maximum amount allowed by law, if, and only if (in cases where Landlord contests the payment obligation) Tenant is the prevailing party in an arbitration proceeding which determines that Landlord was responsible for such items of default. Tenant shall have no right to terminate this Lease except as expressly set forth in Article VII, Condemnation.. Any notices that are to be given to Landlord hereunder shall also be given to Landlord's lender if such lender has previously been identified to Tenant by Landlord. Should Landlord fail to make any payment (including any damages awarded by a court or arbitrator) or to reimburse Tenant as and when required by this Lease, Tenant shall have the right without prejudice to any other right or remedy, to offset such amounts, with interest at the above rate, against Tenant's obligation to pay rent or the Purchase Price as Tenant may elect (with the same arbitration condition as described above in cases where Landlord contests the payment obligation).

       SECTION 12.2.  LIMITATION ON LANDLORD'S LIABILITY.
       -------------

     In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default. Tenant's sole remedy shall be limited to the offset rights as expressly provided, the recovery of damages, and/or equitable remedies.

                                  ARTICLE XIII
                                  ------------

                             PROTECTION OF LENDERS

       SECTION 13.1.  SUBORDINATION.
       -------------

     Subject to the requirements of Section 13.2 herein, Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof, and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may reasonably require, and which may include provisions to the effect that this Lease will not be amended, surrendered or terminated without the lender's consent (not to be unreasonably withheld), that rent will not be prepaid more than one (1) month in advance, and that the lender will not be subject to any offsets or claims for monies previously paid to Landlord by Tenant or for any damages caused by Landlord except for offset rights and damage remedies expressly described in this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

       SECTION 13.2.  ATTORNMENT.
       -------------

     If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale or by deed in lieu of foreclosure, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest. Tenant's attornment hereunder and Tenant's agreement and Landlord's right to subordinate per Section 13.1 are expressly conditioned on Tenant's receipt of a non-disturbance agreement from the party seeking attornment or subordination in a form reasonably acceptable to Tenant. Any such nondisturbance agreement shall recognize Tenant's express rights of offset set forth in this Lease, Tenant's option to purchase specified in Article 14 and shall not materially change any terms or provisions of the Lease.

       SECTION 13.3.  SIGNING OF DOCUMENTS.
       -------------

     Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so within twenty (20) days after written request.

       SECTION 13.4.  ESTOPPEL CERTIFICATES.
       -------------

              (a) Upon either party's written request, the other shall execute, acknowledge and deliver to the requesting party a written statement certifying:
(i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that the other party is not in default under this Lease (or, if the other party is claimed to be in default, stating the nature of such claimed default); and
(v) such other representations or information with respect to the other party or the Lease as the requesting party may reasonably request, or which any prospective purchaser or encumbrancer of the Property may require. A party shall deliver such statement to the requesting party within ten (10) calendar days after the request.

              (b) If either party does not deliver such statement to the requesting party within such ten (10) day calendar period, the requesting party, and any prospective purchaser or encumbrancer, may, after an additional five (5) day warning notice, conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by the requesting party; (ii) that this Lease has not been canceled or terminated except as otherwise represented by the requesting party;
(iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that the requesting party is not in default under the Lease. In such event, the other party shall be estopped from denying the truth of such matters.

       SECTION 13.5.  TENANT'S FINANCIAL CONDITION.
       -------------

     Within ten (10) days after written request from Landlord in connection with any proposed sale or refinance of the Property or any portion thereof, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requests. For purposes of this Section, financial statements shall include, without limitation, a current balance sheet, an income and expense statement prepared in accordance with generally accepted account principles and certified by a certified public accountant or the chief financial officer of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements reasonably required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is true and accurate in all material respects as of the date of such statement. All financial statements shall be kept confidential and shall be used only for the purposes set forth in this Lease.

                                  ARTICLE XIV
                                  -----------

                                  LEGAL COSTS

       SECTION 14.1.  LEGAL PROCEEDINGS.
       -------------

     If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs.

     Each party shall also indemnify the other against and hold the other harmless from all costs, expenses, demands and liability incurred by the indemnified party if the indemnified party becomes or is made a party to any claim or action (a) instituted by the other party against any third party, or by any third party against the other party, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for the other party or such other person; (c) otherwise arising out of or resulting from any act or transaction of the other party or any party claiming under such other party or that relate to the Property or such other person; or (d) necessary to protect Landlord's or Tenant's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Each party shall defend the other against any such claim or action at the expense of the indemnifying party with counsel reasonably acceptable to the indemnified party or, at the election of the indemnified party, the other party shall reimburse the indemnified party for any legal fees or costs reasonably incurred by the indemnified party in any such claim or action.

       SECTION 14.2.  LANDLORD'S CONSENT.
       -------------

     Tenant shall pay Landlord's reasonable attorneys' fees (not to exceed $500.00) incurred in connection with Tenant's request for Landlord's consent under Article IX (Assignment and Subletting), or in connection with any other act which Tenant proposes to do after the Commencement Date and which requires Landlord's consent.

                                   ARTICLE XV
                                   ----------

                               OPTION TO PURCHASE

     Tenant shall have the option to purchase the Property from Landlord on the following terms and conditions. Provided that Tenant is not then in default in any material obligation hereunder (after notice and the expiration of any applicable cure period set forth in this Lease), Tenant shall be entitled to notify Landlord in writing of Tenant's exercise of its option to purchase all of the Property, but not a part thereof, at any time during the forty-fifth (45/th/) through the forty-seventh (47/th/) month of the Lease. To prevent the inadvertent failure of Tenant to exercise the purchase option by the date required hereunder, the parties agree that the purchase option shall not expire unless (i) Landlord shall have given Tenant notice (the "Expiration Notice") at any time from and after the last day on which Tenant otherwise could exercise the option that Landlord has not received notice of Tenant's exercise of the option, and (ii) Tenant shall have not exercised the option within thirty (30) days after receipt of the Expiration Notice from Landlord. If Tenant does not exercise the option to Landlord by such thirtieth (30/th/) day after receipt of the Expiration Notice, the option shall automatically terminate. Upon valid exercise of the option by Tenant, Landlord shall be obligated to sell, and Tenant shall be obligated to purchase, the Property after the expiration of the forty-eighth (48/th/) month of the Lease Term, for the sum of Nine Million Five Hundred Thousand Dollars ($9,500,000.00), subject only to current taxes and assessments not yet due and payable, and non-monetary exceptions existing as of the date of this Lease as approved or created by Tenant. The parties shall execute a purchase agreement providing for such purchase and sale, which agreement is attached as EXHIBIT "D" to the Lease.
                         -----------

                                  ARTICLE XVI
                                  -----------

                            MISCELLANEOUS PROVISIONS

       SECTION 16.1.  LANDLORD.
       -------------

     As used in this Lease, the term "Landlord" means only the current owner of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during and with respect to the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed (other than obligations relating to such Landlord's period of ownership) on or after the date of transfer provided the transferee assumes all of the obligations under this Lease in writing. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

       SECTION 16.2.  SEVERABILITY.
       -------------

     A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of this Lease, which shall remain in full force and effect.

       SECTION 16.3.  INTERPRETATION.
       -------------

     The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include plural and the plural shall include singular. The masculine, feminine and neuter genders shall each include the other.

       SECTION 16.4.  INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS.
       -------------

     This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

       SECTION 16.5.  NOTICES.
       -------------

     All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. In lieu of mailing, either party may cause delivery of such notices, demands and requests to be made by personal service or overnight courier, provided that written proof of delivery is given to the sender. All such notices shall be delivered as follows:

     To Landlord:    AV Medical Associates, LLC
                     1332 Park View Avenue, Suite 101
                     Manhattan Beach, CA 90266
                     Attn:  John Zahoudanis
                     Facsimile:  (310) 546-5487

     with copies to: G&L Realty Partnership, L.P.
                     439 North Bedford Drive
                     Beverly Hills, CA 90210
                     Attn:  Joseph Carroll
                     Facsimile:  (310) 248-2222

                    Stradling, Yocca, Carlson & Rauth
                    660 Newport Center Drive, Suite 1600
                    Newport Beach, CA 92660
                    Attention:  Bruce C. Stuart, Esq.
                    Facsimile:  (714) 725-4100

     To Tenant:     Hoag Memorial Hospital Presbyterian
                    P.O. Box 6100
                    301 Newport Boulevard
                    Newport Beach, CA  92658-6100
                    Attention:  Peter M. Foulke, Executive Vice President
                    Facsimile:  (714) 760-5746

with copies to:     Hewitt & McGuire
                    19900 MacArthur Boulevard, Suite 1050
                    Irvine, CA 92612
                    Attn:  Dean Dunn-Rankin, Esq.
                    Facsimile:  (714) 798-0511

     All notices shall be effective upon delivery or on the date delivery is refused by the receiving party. Either party may change its notice address upon written notice to the other party.

       SECTION 16.6.  WAIVERS.
       -------------

     All waivers must be in writing and signed by the waiving party. A party's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent such party from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from either party or in a letter accompanying a payment check shall be binding on the other. Either party may, with or without notice to the other, negotiate such check without being bound to the conditions of such statement.

       SECTION 16.7.  NO RECORDATION.
       -------------

     Neither party shall record this Lease. A "short form" memorandum of this Lease executed by both parties, and including Tenant's option to purchase the Property, shall be recorded. Tenant shall pay all recording fees. A copy of such memorandum of Lease is attached hereto as EXHIBIT "E" and incorporated
                                               -----------
herein by this reference. Upon Landlord's acquisition of title to the Land, title to the Land shall be subject only to those exceptions set forth on EXHIBIT
                                                                         -------
"F" hereto.
---

       SECTION 16.8.  BINDING EFFECT; CHOICE OF LAW.
       -------------

     This Lease binds any party who legally acquires any right or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     SECTION 16.9.  AUTHORITY.
     -------------

     If a party signing this Lease is a legal entity (a corporation, non-profit corporation, limited liability company or partnership) rather than an individual, each person signing this Lease on behalf of such party represents and warrants that he has full authority to do so and that this Lease binds the entity. Within thirty (30) days after this Lease is signed, each party that executes this Lease as a corporation shall deliver to the other a certified copy of a resolution of its board of directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to the other.

       SECTION 16.10.  FORCE MAJEURE.
       --------------

     Excluding monetary obligations, for which there shall be no force majeure relief once the Commencement Date has occurred, if a party cannot perform any of its obligations due to events beyond its control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions. Neither party shall claim the benefit of a force majeure event for economic inability.

       SECTION 16.11.  EXECUTION OF LEASE.
       --------------

     The Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. A party's delivery of this Lease to the other shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

       SECTION 16.12.  SURVIVAL.
       --------------

     All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

       SECTION 16.13.  ARBITRATION.
       --------------

              (a) For disputes which are specifically subject to arbitration under any provision of this Lease and which do not provide for an alternative method of resolution, and that are not resolved by the parties within ten (10) days after either party gives notice to the other of its desire to arbitrate the dispute, the dispute shall then be immediately submitted to binding arbitration by the American Arbitration Association in accord with its then-prevailing rules. Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators shall have no power to change the Lease provisions. The arbitration panel shall consist of three arbitrators, one of whom must be a real estate attorney actively engaged in the practice of law for at least the last five (5) years. Both parties shall continue performing their Lease obligations pending the award in the arbitration proceeding. The arbitrators shall award the prevailing party reasonable expenses and costs including reasonable attorneys' fees pursuant to Section 14.1.

              (b) The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within ten (10) business days after the date the arbitration award is no longer appealable, then in addition to any other remedies under the law:

                 (i) If Landlord is the prevailing party, it shall have the same remedies for failure to pay the arbitration award as it has for Tenant's failure to pay the Rent; and

                 (ii) If Tenant is the prevailing party, it may deduct any remaining unpaid award from (1) its monthly payment of Rent, Additional Rent, or other charges, or (2) the purchase price in the event Tenant exercises its option to purchase the Property.

              (c)  The following disputes are subject to arbitration:

                 (i) Any disputes that the parties agree to submit to arbitration;

                 (ii) The amount billed as Additional Rent or any component part of the calculation of Additional Rent;

                 (iii) Whether Landlord's withholding of consent is unreasonable or unduly delayed under Section 9.4;

                 (iv) Any disputes relating to the construction of the Building or claims relating thereto; and

                 (v) Any failure by a party to pay to the other any sum claimed by it to be due.


                                  ARTICLE XVII
                                  ------------

                    DESIGN AND CONSTRUCTION OF IMPROVEMENTS

       SECTION 17.1.  DESIGN.  For purposes of this Article XVII, Landlord
       -------------
hereby designates John Zahoudanis as its construction representative, and Tenant hereby designates Greg McClure as its construction representative. Each of these individuals shall bind their respective companies with regard to all matters under this Article XVII, and the other party shall be entitled to rely on any statement or decision by such construction representative. Either party may change its construction representative from time to time by notice to the other in accordance with the notice provisions of this Lease.

     Landlord has caused Architects Orange to prepare the Plans. Tenant hereby approves the Plans (which include the second elevator that is to be included in the Building at Landlord's cost), however, Landlord agrees that if Tenant desires, Tenant may modify the Plans, provided Tenant pays any and all costs and expenses, including, but not limited to, increased construction costs (after deducting any savings attributable to Tenant's changes), any costs attributable to the selection by Tenant of an alternative contractor other than the low bidder, and any loss of rents due to a delay in the commencement of construction due to such changes in the Plans, but excluding any financing costs. Such increase in construction costs shall be determined based on the final construction contract, and such sum shall be placed in an escrow account by Tenant prior to the commencement of construction to be disbursed when and as such costs are incurred during construction as determined in the reasonable opinion of Landlord. Any changes in the Plans requested by Tenant shall be consistent with and in conformance with all Mission Viejo Company and governmental design guidelines and design criteria applicable to the Property ("Design Criteria"). No material, non-cosmetic changes shall be made to the exterior of the Building from those shown on the Plans. Such delay shall be based on the time taken by

Tenant to modify the Plans and to respond to Plan check comments beyond five (5) business days as provided below and any delay in commencing construction caused by having to rebid the Plans, as a result of Tenant's modifications. Landlord agrees to respond to any Tenant modification within five (5) business days and to any resubmittal within three (3) business days. Landlord's review beyond such time periods, and the time taken by the County of Orange for plan review, shall not be considered a delay caused by Tenant's changes in the Plans as long as such changes requested by Tenant comply in all material respects with the Design Criteria and applicable building codes. If Tenant's changes do not comply in all material respects with the Design Criteria and applicable building codes, and if due to such noncompliance the time period for review by the County of Orange is increased, such increased time period shall be considered a delay caused by Tenant's changes. The initial delay shall be measured from October 1, 1997 until the revised Plans are submitted to the County of Orange for review.

     The amount agreed upon as compensation for any loss of rents shall be equal to $35,000.00 per month for each month (prorated for any partial month) ("Rent Loss Amount") that the submission of Plans to the County of Orange is being delayed past October 1, 1997, plus (i) delays by Tenant beyond five (5) business days in responding to plan check comments attributable to changes in the Plans requested by Tenant, and (ii) delays caused by Tenant's rebidding of modifications to the Plans. The Rent Loss Amount shall be payable by Tenant to Landlord monthly in arrears commencing on November 1, 1997 and shall be payable until the entire Rent Loss Amount which accrues is paid in full. If by February 1, 1998 (a) Tenant has not received approval of its modifications to the Plans;
(b) the contractor to construct the Building in accordance with such modified Plans has not been selected, and (c) Landlord is then not entitled to obtain a building permit for such Plans as modified, Tenant shall be required to accept the Plans as they exist as of the date hereof and construction of the Building will commence on the basis of such Plans.

       SECTION 17.2.  CONSTRUCTION.  Concurrently with submission of the Plans,
       -------------
as the same may be modified, to the County, Landlord shall solicit a minimum of three (3) bids, which shall be sealed, for the construction of the shell Building and related Improvements as set forth in Section 1.4 of the Lease based on the current Plans (as modified to include the second elevator) and on the Plans as modified by Tenant, from contractors selected by Tenant and reasonably approved by Landlord, one of which will include Gentosi Construction ("Gentosi"). Tenant hereby agrees that notwithstanding that the Plans were revised to include the second elevator and Landlord is paying for the cost of designing and constructing such second elevator, such changes to the Plans shall be considered a change requested by Tenant and that therefore the time spent by Landlord in revising the Plans to include the second elevator shall not be deducted from the number of days of delay in submitting the Plans past October 1, 1997 in determining the Rent Loss Amount. The sealed bids shall be returned within fifteen (15) days of delivery of bid packages and shall be opened in the presence of both Landlord's and Tenant's construction representative, and shall be reconciled. The lowest bidder shall be awarded the job; provided, however, that if Tenant agrees to pay any increase in costs, Tenant can require that another of the bidders be awarded the contract, so long as such bidder is qualified and available to perform the work when and as required by Landlord. The form of construction contract between Landlord and the selected contractor shall be subject to Tenant's approval, not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the bidding and award of the contract shall be completed no later than February 1, 1998.

     If Gentosi is the lowest bidder and Tenant elects to select another bidder as provided above, Tenant shall pay, upon receipt of invoice therefore, any costs or expenses payable by Landlord to Gentosi or its trade subcontractors for work prior to the date hereof (unless such subcontractors are used by the actual contractor), which in no event shall be more than $20,000.00.

     Landlord agrees that all costs required to complete the Landlord's Work shall be borne by Landlord and shall not be the responsibility of Tenant except as expressly set forth below. Notwithstanding Landlord's obligation to deliver the shell Building to Tenant constructed substantially in accordance with the Plans, Tenant shall be responsible for obtaining the Certificate of Occupancy for the Building. Tenant shall be responsible for all Tenant Improvements beyond the scope contained in the Plans. It is currently estimated that Landlord's construction period will be eight (8) months from commencement of construction.

     During the construction of Landlord's work under this Article XVII ("Landlord's Work"), Landlord shall carry, or cause the general contractor to carry, a policy or policies of Course of Construction or Builder's All Risk insurance, and a policy of commercial general liability in the amount and form required under Section 4.3(a)(i) of the Lease. During the construction of the Tenant Improvement Work by Tenant's contractor, Tenant or its contractor shall comply with the same requirements.

     Tenant, through its agents and architect, shall have the right upon reasonable notice and with a representative of Landlord to inspect Landlord's Work during the progress thereof provided Tenant does not materially interfere with or delay such work. If Tenant shall give notice of faulty construction, non-compliance with applicable laws or any other material deviation from the final Plans prior to Substantial Completion of the shell Building and Landlord agrees with Tenant regarding such fault, non compliance or material deviation, Landlord agrees to cause its contractors and subcontractors to make appropriate corrections promptly. All work shall be done with new materials.

     If Tenant desires to change the approved Plans during the course of construction, Tenant shall deliver notice (the "Change Notice") of the same to Landlord setting forth in reasonable detail the change (the "Tenant Change") Tenant desires to make. Landlord shall, within three (3) business days of receipt of the Change Notice either (i) approve the Tenant Change, which approval shall not be unreasonably withheld, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonable detail the reasons for Landlord's disapproval, which reasons shall be limited to adverse affects on structural integrity, non-compliance with law, adverse affect on building systems, adverse effect on exterior appearance, or delay in completion of the Improvements beyond the deadline imposed by the Mission Viejo Company.
In the event of approval, Landlord shall provide Tenant with a good faith non-binding estimate of the costs and the period of delay (if any) necessitated by the Tenant Change. Thereafter, Tenant shall, within three (3) business days of receipt of Landlord's approval, deliver notice to Landlord stating whether or not Tenant elects to cause Landlord to make such Tenant Change. Any additional costs which arise in connection with such Tenant Change, including without limitation additional architectural and engineering costs, construction and materials costs, and processing costs with governmental entities shall be the sole and exclusive obligation of Tenant. Any delay in Substantial Completion caused by a Tenant Change shall not delay the date of Substantial Completion from that which would have occurred but for such Tenant Change. Unless Tenant includes in its initial Change Notice a request that the work in process at the time such request is made be halted pending approval and execution of the applicable change order, Landlord shall not be obligated to stop construction, whether or not the Change Notice relates to the work then in process or about to be started. Failure to timely respond by either Landlord or Tenant according to the foregoing timetables shall be deemed to be a delay on a day for day basis for each day of delay by the delinquent party.

     Tenant may install temporary advertising signs prior to or during the course of construction and shall remove them within a reasonable time after the installation of Tenant's permanent signs. Tenant acknowledges that the right to erect and maintain such temporary sign(s) and the location, size, design, color and other physical aspects of such sign(s) shall be subject to the reasonable written approval of Landlord, any covenants, conditions or restrictions encumbering the Premises and any applicable municipal or other governmental permits and approvals. The cost of the sign(s) including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense.

       SECTION 17.3.  TENANT IMPROVEMENT ALLOWANCE.  Landlord shall provide a
       -------------
tenant improvement allowance of $1,200,000 ("Tenant Improvement Allowance") to be paid to Tenant monthly as such improvements are constructed in accordance with the following construction disbursement procedures, provided that such funds shall not be payable for furniture, movable fixtures, trade fixtures or equipment. Tenant shall enter into a contract with a contractor, both subject to reasonable approval by Landlord, for the construction of tenant improvements, per Tenant's design, with Tenant paying any tenant improvement costs in excess of the Tenant Improvement Allowance on a progress payment basis as provided herein.

     Provided that the conditions in subsection (i),(ii), (v) and (vii) below have been satisfied, within thirty (30) days after Tenant's presentation of the invoices and proofs of payment referenced in subsection (v) below, Landlord shall reimburse Tenant for expenditures in connection with Tenant's work, not to exceed the amount of the Tenant Improvement Allowance, less a ten percent (10%) retention for each payment request made by Tenant. Landlord shall make final payment of all Tenant Improvement Allowance sums due, including all withheld retention monies, within thirty (30) days after request by Tenant, provided that all of the requirements of the following section have been met:

                 (i) A building permit for the construction of Tenant's work, if required, has been issued by the County of Orange and a copy of the building permit has been delivered to Landlord;

                 (ii) Tenant has delivered to Landlord lien waivers and releases, in statutory form, for all contractors, subcontractors, and materialmen who performed work or supplied materials in excess of $10,000.00 in connection with the completion of Tenant's work, as follows. A conditional lien release shall be delivered for completed work where the party performing the work or supplying the materials has not yet been paid, and an unconditional lien release shall be delivered where such party has been fully paid;

                 (iii) All required inspections of the applicable work by governmental agencies have taken place and the completed Tenant's work has passed such inspections;

                 (iv) Tenant has delivered to Landlord a certificate of occupancy for Tenant's work if customarily issued following the completion of such work;

                 (v) Tenant has submitted to Landlord invoices and proofs of payment for Tenant's work which evidence expenditure by Tenant of all sums desired to be reimbursed;

                 (vi) Tenant has submitted to Landlord as-built drawings for all of Tenant's work; and

                 (vii) Tenant has paid to Landlord all amounts owing to Landlord pursuant to this Lease as of the date reimbursement is to be made, and Tenant is not otherwise in default of any other term or condition of this Lease as of such date, and no event has occurred which, with the passage of time or the giving of notice or both, could be declared a default under this Lease.

       SECTION 17.4.  CONSTRUCTION STANDARDS; COMPLIANCE WITH LAWS.  The
       -------------
Building, related Improvements and Tenant Improvement Work shall be constructed in compliance with all governmental rules, regulations, laws, and building codes and private restrictions then in effect. The contractor shall provide a minimum warranty of one year, including a standard ten (10) year roof warranty, both for the benefit of Landlord and Tenant, for all material and workmanship provided by such contractor. Due to Tenant's obligations to maintain the Property as set forth in this Lease, Landlord shall assign all warranties to Tenant to assist Tenant in the performance of its maintenance obligations under the Lease, provided, however, that if Tenant does not duly exercise its option to purchase the Property, Tenant shall reassign any such unexpired warranties promptly to Landlord at the end of the Lease term. Landlord shall use commercially reasonable efforts to supervise the general contractor (but not the subcontractors) to see that the Improvements are constructed substantially in accordance with the final Plans. Prior to or in connection with the preparation of the punch list described in Section 1.5, Tenant shall be entitled to designate any portion of Landlord's Work which does not then comply with applicable laws, codes, restrictions, rules and regulations. Landlord shall be obligated to cause such deficiencies to be corrected prior to Substantial Completion as required hereinabove, or, to the extent the deficiency is a punch list item, within the time periods set forth in Section 1.5. Once Landlord has caused such deficiencies to be corrected, Tenant shall be responsible to ensure that the Property complies with any laws, rules and regulations applicable to the Property and accepts responsibility for any items not specified to be corrected as part of such punch list.

     Landlord hereby warrants to Tenant that as of the date of the execution and delivery of this Lease by Landlord and Tenant, that Landlord has the right to acquire the Property and that Landlord shall use commercially reasonable efforts to acquire the Property not later than October 24, 1997. Landlord shall pull the building permit for Landlord's Work and shall commence construction promptly thereafter, and Landlord shall diligently prosecute Landlord's Work to completion.

     Notwithstanding anything to the contrary in this Lease, following Substantial Completion and completion of all punch list items, Landlord shall have no responsibility to Tenant or its subtenants for any defects in construction, for any defect or failure attributable to any design professional, or for failure of the Building to comply with any laws, rules and regulations applicable to the Property. Further, upon Substantial Completion and completion of all punch list items, Tenant shall bear all risk of defects in workmanship, materials and otherwise to the Building and related amenities and Landlord shall have no liability therefor, however, Landlord will assign all warranties given in connection with the construction of the shell Building and related amenities to Tenant. Landlord shall also cause

Architects Orange to name Tenant as an additional insured on Architects Orange's errors and omissions/professional liability coverage for the Property with customary "tail" coverage.

                                 ARTICLE XVIII
                                 -------------

                     COVENANTS, CONDITIONS AND RESTRICTIONS

     Landlord agrees, provided Tenant indemnifies, defends and holds Landlord harmless from any liability in connection therewith, that (i) the exercise of any rights or privileges under any recorded declaration applicable to the Property to which Landlord is entitled pursuant to its ownership of the Property, (ii) any interaction with utility suppliers and/or governmental authorities relating to conservation matters, and (iii) any interaction with governmental authorities relating to new assessments and Hazardous Material, shall be done in accordance with Tenant's direction.

                                  ARTICLE XIX
                                  -----------

                               RADIUS RESTRICTION

     Neither M&Z Aliso Associates, LLC, its members, Michael D. McCarthy and John Zahoudanis, nor any entity they control individually or together or in which they have a significant financial interest (defined as more than 5%), or Landlord, shall commence construction of a medical office building within one
(1) mile of the Property on or before February 1, 1999. The foregoing shall not apply to G&L Realty Partnership, L.P. or its partners or affiliates, and their respective members, shareholders, officers and directors.

                                   ARTICLE XX
                                   ----------

                              RIGHT OF FIRST OFFER

     Tenant shall have the right of first offer if Landlord elects to sell the Property during the Lease Term. In the event Landlord makes such an election, Landlord shall notify Tenant in writing of the terms which Landlord deems acceptable, including the purchase price, closing date and related matters. Tenant shall have a period not to exceed thirty (30) days within which to accept or reject such offer. In the event that Tenant accepts such offer, the Property shall be sold to Tenant in accordance with the terms and conditions set forth in the offer.

     In the event Tenant rejects Landlord's right of first offer, if Landlord desires to enter into a sale transaction with a third party on materially different terms, Landlord must again re-offer the Property for sale to Tenant on such revised terms. Tenant shall have ten (10) business days within which to determine whether to accept or reject the revised offer to sell the Property.
If Tenant does not accept the revised offer, Landlord shall be entitled to sell the Property to a third party on the revised terms that were offered to Tenant. Any such sale shall be made expressly subject to the terms of this Lease and to Tenant's option to purchase the Property.

                                  ARTICLE XXI
                                  -----------

                      MISCELLANEOUS ADDITIONAL PROVISIONS

     SECTION 21.1.  WAIVER OF LANDLORD'S LIEN.
     -------------

     Landlord, within ten (10) days after demand from Tenant, shall execute and deliver any document required by any supplier, lessor or lender in connection with the installation on the Property of Tenant's personal property or Tenant's trade fixtures in which Landlord shall waive any rights it may have or acquire with respect to that property.

     SECTION 21.2.  APPROVAL.
     -------------

     Wherever a party's approval or consent is required hereunder, such approval or consent shall not be unreasonably withheld or delayed.

     SECTION 21.3.  ENERGY.
     -------------

     If any governmental entity shall pass any law, regulation or recommendation for the conservation of energy or energy sources that will in any way affect or curtail the utilities or services available to Tenant under this Lease, upon learning of same, Landlord shall immediately notify Tenant thereof, shall allocate to Tenant the maximum amount of the affected or curtailed energy or energy source permitted; and Landlord shall not curtail any utilities or services in response to any non-mandatory statement or action of any governmental or non-governmental entity, without Tenant's prior written consent to such curtailment.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date set forth in Section 1.1.



        "TENANT"                                        "LANDLORD"
Hoag Memorial Hospital Presbyterian            AV MEDICAL ASSOCIATES, LLC,
                                               a California limited liability company

                                               By:  G & L Realty Partnership, L.P.,
By: /s/ Albert J. Auer                              a Delaware limited partnership, member
   ---------------------------------
   Albert J. Auer, Chairman
                                                    By:  G & L Realty Corp.,
                                                         a Maryland corporation,
AS TO ARTICLE XIX:                                       general partner

M&Z Aliso Associates, LLC
                                                    By:   /s/ Joseph D. Carroll
                                                          --------------------------------
By: /s/ John Zahoudanis                                   Joseph D. Carroll
   ---------------------------------                      Senior Vice President
   John Zahoudanis
   Member



By: /s/ Michael D. McCarthy
   ---------------------------------
   Michael D. McCarthy
   Member

                                   EXHIBIT "A"


                               LEGAL DESCRIPTION


PARCEL 2 OF LOT LINE ADJUSTMENT LLA 97-017 RECORDED JULY 7, 1997 AS INSTRUMENT NO. 19970320479 IN OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

                                  EXHIBIT "B"

                           PROJECT TO BE CONSTRUCTED

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO AND
MAIL TAX STATEMENTS TO:

Hoag Memorial Hospital Presbyterian
Post Office Box 6100
301 Newport Boulevard
Newport Beach, California 92658-6100
Attn:  Peter M. Foulke, Executive Vice
 President
----------------------------------------

                                                [Space above for recorder.]

                           LEASE AND PURCHASE OPTION

                           (SHORT FORM - MEMORANDUM)

     This Lease and Purchase Option (Short Form Memorandum) dated as of ____________, 1997 is by and between AV Medical Associates, LLC, a California limited liability company, with its principal office located at 1332 Park View Avenue, Suite 101, Manhattan Beach, California 90266, Attention: John Zahoudanis ("Landlord"), and Hoag Memorial Hospital Presbyterian, a California non-profit corporation, with its principal office located at 301 Newport Boulevard, Newport Beach, California 92658-6100, Attention: Peter M. Foulke, Executive Vice President ("Tenant").

                              W I T N E S S E T H

     1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain real property ("Premises") located at ______________________________, in the County of Orange, State of California, described on SCHEDULE 1 attached hereto and incorporated by reference herein
             ----------
("Premises") at the rental and upon all of the terms and conditions set forth in that certain Real Estate Lease of even date herewith between the parties hereto, which is incorporated herein by this reference ("Lease").

     2. The Premises is leased for a term of ten (10) years, subject to Tenant's option to purchase the Property as set forth in paragraph 3 below. The Commencement Date under the Lease shall occur four (4) months after Substantial Completion of the Improvements (as defined in the Lease).

     3. Tenant has an option to purchase the Premises upon the expiration of the forty-eighth (48/th/) month of the Lease term, on the terms and for the price set forth in the Lease.

     4. The Lease provides that Tenant shall have the right of first offer in the event Landlord elects to sell the Property during the term of the Lease on the terms and conditions specified in the Lease.

     5. The Lease provides, among other things, that Tenant shall have the rights of ingress and egress to and from the Premises and all other rights appurtenant to the Premises.

                                   EXHIBIT B

                                 DEED OF TRUST

     6. Should there be any inconsistency between the terms of this instrument and the Lease, the terms of the Lease shall prevail.

     IN WITNESS WHEREOF, each of the parties hereto has executed this instrument as of the date first above written.

                "TENANT"                                 "LANDLORD"
Hoag Memorial Hospital Presbyterian,
a California limited liability company     AV MEDICAL ASSOCIATES, LLC,
                                           a California limited liability company
By: /s/ Albert J. Auer
    --------------------------------       By:  G & L Realty Partnership, L.P.,
    Albert J. Auer, Chairman               a Delaware limited partnership, member

                                                  By:  G & L Realty Corp.,
                                                  a Maryland corporation,
                                                  general partner


                                           By:  /s/ Joseph D. Carroll
                                                -----------------------------------
                                                   Joseph D. Carroll
                                                   Senior Vice President

                       SCHEDULE 1 TO MEMORANDUM OF LEASE


                               LEGAL DESCRIPTION

                                  SCHEDULE 1

                                ACKNOWLEDGEMENTS

STATE OF CALIFORNIA      )
                         )
COUNTY OF________________)

On ___________________, before me, the undersigned notary public, personally appeared ___________________________,

     [    ]    personally known to me
     [    ]    proved to me on the basis of satisfactory evidence

to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


______________________________
Signature

                                  EXHIBIT "F"


     Preliminary Title Report dated as of ___________, Order No. ______________, prepared by First American Title Insurance Company.



                               [TO BE ATTACHED].

                                      F-1